EXHIBIT 10.6

PGIM, Inc. and

the holders of Notes signatory hereto

c/o Prudential Capital Group

2029 Century Park East, Suite 715

Los Angeles, CA 90067

February 16, 2017

LTC Properties, Inc.

2829 Townsgate Road, Suite 350

Westlake Village, California 91361

Re:         Second Amendment to Third Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 28, 2015 (as amended, amended and restated, supplemented or otherwise modified to the date hereof, the “Agreement”), by and between LTC Properties, Inc., a Maryland corporation (the “Company”), on the one hand, and the Purchasers named therein, on the other hand.  Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

1.          Amendments.  Pursuant to the provisions of Section 17 of the Agreement, and subject to the terms and conditions of this letter agreement, the Purchasers hereby agree with the Company that the Agreement is modified, as follows:

1.1        The reference to “$200,000,000” set forth in Section 1G is deleted and replaced with “$337,500,000.”

1.2        The reference to “$300,000,000” set forth in the second sentence of Section 2B(1) is deleted and replaced with “$350,000,000.”

1.3        The reference to “$250,000,000” set forth in the second sentence of Section 2B(1) is deleted and replaced with “$275,000,000.”

1.4        Section 2B(2) is amended and restated, as follows:

“2B(2)Issuance Period.  Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) February 16, 2020 (or if such date is not a New York Business Day, the New York Business Day next preceding such date), and (ii) the thirtieth day after PIM shall have given to the Company, or the Company shall have given to PIM, written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a New York Business Day, the New York Business Day next preceding such thirtieth day).  The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period.””

1.5        Each of Sections 2B(8)(i) and 2B(8)(ii) is deleted and replaced with “[Intentionally Omitted].”

1.6        The definitions of “PIM” and “Principal Credit Facility” in Schedule B are amended and restated, as follows:

““PIM” means PGIM, Inc., formerly known as Prudential Investment Management, Inc.

“Principal Credit Facility” means any loan agreement, credit agreement, note purchase agreement or similar agreement under which credit facilities in the aggregate original principal or commitment amount of at least $75,000,000 (or credit facilities in the aggregate original principal or commitment amount of less than $75,000,000, but which have subsequently become at least $75,000,000) are provided to the Company and/or any Subsidiary.”

2.          Limitation of Modifications.  The amendments effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification.  Except as expressly set forth in this letter, the Agreement and the documents related to the Agreement shall continue in full force and effect.

3.          Representations and Warranties.  The Company hereby represents and warrants as follows:  (i) No Default or Event of Default has occurred and is continuing; (ii) the Company’s execution, delivery and performance of the Agreement, as modified by this letter agreement, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iv) each of the representations and warranties set forth in Section 5 of the Agreement is true, correct and complete as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).

4.          Effectiveness.    This letter agreement shall become effective on the date when (i) the Purchasers shall have received a fully executed counterpart of this letter from the Company, (ii) the Company shall have paid to or as directed by PIM a fully earned and non-refundable structuring fee in the aggregate amount of $50,000 in consideration for the time, effort and expense involved in the preparation and negotiation of the modification and extension of the Facility effected by this letter agreement, and (iii) the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.

5.          Miscellaneous.

(a)        This document may be executed in multiple counterparts, which together shall constitute a single document.

(b)        This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

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If you are in agreement with the foregoing, please sign a counterpart of this letter in the space indicated below and deliver it to the Purchasers whereupon, subject to the conditions expressed herein, it shall become a binding agreement between the Company, on the one hand, and the Purchasers, on the other hand.

Sincerely,

PGIM, INC.

By:	/s/ Mitchell Reed
Name:	Mitchell Reed
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a holder of Series A-1 Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes

By:	/s/ Mitchell Reed
	Title:	Vice President

PRUCO LIFE INSURANCE COMPANY, as a holder of Series A-2 Notes and Series B Notes

By:	/s/ Mitchell Reed
	Title:	Assistant Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY, as a holder of Series A-2 Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a holder of Series B Notes and Series C Notes

By:	Prudential Investment Management, Inc., as investment advisor

By:	/s/ Mitchell Reed
	Title:	Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY, as a holder of Series C Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

AMERICAN INCOME LIFE INSURANCE COMPANY, as a holder of Series D Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By	/s/ Mitchell Reed
	Title:	Vice President

LIBERTY NATIONAL LIFE INSURANCE COMPANY, as a holder of Series D Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA, as a holder of Series D Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a holder of Series E Notes and Series F Notes

By:	PGIM, Inc., as investment manager

By:	/s/ Mitchell Reed
	Title:	Vice President

ZURICH AMERICAN INSURANCE COMPANY, as a holder of Series E Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST, as a holder of Series E Notes

By:	The Prudential Insurance Company of America, as Grantor

By:	/s/ Mitchell Reed
	Title:	Vice President

INDEPENDENT ORDER OF FORESTERS, as a holder of Series E Notes

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Mitchell Reed
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY, as a holder of Series F Notes

By:	PGIM, Inc., as investment manager

By:	/s/ Mitchell Reed
	Title:	Vice President

Accepted and agreed to

as of the date first

appearing above:

THE COMPANY:
LTC PROPERTIES, INC.

	By:	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	Chief Executive Officer and President

	By:	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer and Secretary